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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 30, 1996
                                                         ---------------




                                  MESA INC.
           (Exact name of registrant as specified in its charter)





                                   1-10874
                            Commission File Number

            Texas                                           75-2394500
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)







  1400 Williams Square West
5205 North O'Connor Boulevard
        Irving, Texas           (214) 444-9001                 75039
    (Address of Principal       (Registrant's                (Zip Code)
      Executive Offices)       Telephone Number)








                                Not Applicable
                                --------------
        (Former name or former address if changed since last report)


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
Item 5.  Other Events


    On August 22, 1996 MESA Inc. (the "Company") announced that the Board of Directors (the "Board") of the Company elected Jon Brumley to serve as Chairman of the Board and Chief Executive Officer of the Company and that Boone Pickens, the former Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of the Company had resigned each of such offices. Darla D. Moore also resigned her position as a director of the Company effective upon the election of Mr. Brumley to fill such vacancy. Mr. Pickens will remain on the Board.

Item 7. Financial Statements in Exhibits.

        (c)   Exhibits

              Item          Exhibit

               99           Press Release issued by MESA Inc. on August
                             22, 1996.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MESA Inc.



Date: August 30, 1996               By: /s/ Stephen K. Gardner
                                       ----------------------------------
                                       Stephen K. Gardner, Vice President
                                       President and Chief Financial Officer

                       INDEX TO EXHIBITS


 Item
Number              Exhibit

 99                 Press Release issued by MESA Inc. on August 22, 1996.

                          EXHIBIT 99

FOR IMMEDIATE RELEASE                       CONTACT:  JAY ROSSER
August 22, 1996                                   (214) 402-7019

    MESA INC. BOARD ELECTS JON BRUMLEY NEW CHAIRMAN AND CEO

     (IRVING, Texas) -- The Board of Directors of MESA Inc. unanimously elected Jon Brumley as Chairman of the Board and Chief Executive Officer of the independent oil and gas company. Mr. Brumley will succeed Boone Pickens, MESA's current Chairman and CEO, effective immediately. Pickens announced plans in June to step down, pending the hiring of a successor. "Jon Brumley has spent his entire career in the oil and gas industry, he is an entrepreneur, and has an excellent record. I am pleased that Jon has accepted this leadership position," said Pickens. "MESA will be in good hands."

     Mr. Brumley, 57, was most recently Chairman of the Board and CEO of Cross Timbers Oil Company. "MESA has the best natural gas and oil assets of any independent producer," said Richard Rainwater, MESA's largest shareholder and a member of the company's board of directors. "In Jon Brumley, we have found one of the best managers in the business."

      Mr. Brumley co-founded Cross Timbers Oil Company and served as chairman from 1986 until mid-1996. Prior to 1986, Mr. Brumley was President and CEO of Southland Royalty Company. "Boone Pickens is a tough act to follow and has been a leader in the industry," said Brumley. "I appreciate the trust and confidence being placed in me by MESA's board of directors and look forward to leading MESA into a new era of growth and profitability for all shareholders."

     MESA recently completed the recapitalization of the company's balance sheet by issuing new equity and repaying and refinancing its long-term debt.

     The recapitalization will enhance MESA's ability to compete in the oil and gas industry by substantially increasing its cash flow available for investment.
                             # # #
     (Copies of MESA news releases issued during the past 12 months are available for retrieval on MESA's Internet home page: http://www.mesainc.com)